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                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549

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                             FORM 8-K


                          CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934


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                          July 23, 1998
          (Date of Report (Date of Earliest Event Reported))



                   DUKE REALTY INVESTMENTS, INC.
        (Exact Name of Registrant as Specified in Its Charter)


         Indiana                1-9044             35-1740409
(State or Other Jurisdiction  (Commission         (IRS Employer
     of Incorporation)        File Number) Identification Number)


8888 Keystone Crossing, Suite 1200                46240
Indianapolis, Indiana
(Address of Principal Executive Offices)        (Zip Code)


                            (317) 574-3531
        (Registrant's Telephone Number, Including Area Code)

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ITEM 5.  OTHER EVENTS.

SHAREHOLDER RIGHTS AGREEMENT

    On July 23, 1998, the Board of Directors of Duke Realty Investments, Inc. (the "COMPANY") declared a dividend of one right ("RIGHT") for each outstanding share of the Company's Common Stock, par value $.01 per share ("COMPANY COMMON STOCK"), to stockholders of record at the close of business on August 3, 1998 (the "RECORD DATE") and for each share of Company Common Stock issued (including shares distributed from the Company's treasury) by the Company thereafter and prior to the Distribution Date (as defined below). Each Right entitles the registered holder, subject to the terms of the Rights Agreement (as defined below), to purchase from the Company one one-thousandth of a share (a "UNIT") of Series C Junior Preferred Stock, par value $.01 per share ("PREFERRED STOCK"), of the Company, at a purchase price of $95.00 per share, in cash (the "PURCHASE PRICE"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "RIGHTS AGREEMENT") between the Company and American Stock Transfer and Trust Company, as Rights Agent. In general, each Unit has substantially the same economic attributes and carries substantially the same voting rights as one share of Company Common Stock.

    Initially, the Rights will attach to all certificates representing shares of outstanding Company Common Stock, and no separate Rights certificates will be distributed. The Rights will separate from the Company Common Stock and the "DISTRIBUTION DATE" will occur upon the earliest of (i) 10 business days (or such later date as may be determined by action of a majority of the Continuing Directors prior to such time) following a public announcement (the date of such announcement being the "STOCK ACQUISITION DATE") that (a) a person or group of affiliated or associated persons (an "ACQUIRING PERSON") has acquired, obtained the right to acquire, or otherwise obtained beneficial ownership of 15% or more of the then outstanding shares of Company Common Stock or (b) a majority of the Continuing Directors (as defined in the Rights Agreement) of the Company has, in accordance with the criteria set forth in the Rights Agreement, declared a person who beneficially owns at least 10% of the then outstanding shares of Company Common Stock to be an "ADVERSE PERSON," (ii) 10 business days (or such later date as may be determined by action of a majority of the Continuing Directors prior to such time) following the commencement of a tender offer or exchange offer that would result in a person or group beneficially owning 15% or more of the then outstanding shares of Company Common Stock (other than a tender or exchange offer for all outstanding shares of Company Common Stock at a price and on terms that a majority of the Continuing Directors (as defined in the Rights Agreement) of the Company determines to be fair to and otherwise in the best interests of the Company and its stockholders), and (iii) the date on which it is publicly announced that a person or group has acquired beneficial ownership of 40% or more of the then outstanding shares of Company Common Stock. Until the Distribution Date, (i) the Rights will be evidenced by Company Common Stock certificates and will be transferred with and only with such Company Common Stock certificates, (ii) new Company Common Stock certificates issued after the Record Date (including shares distributed from the Company's treasury) will contain a notation incorporating the Rights Agreement by reference and
(iii) the surrender for transfer of any certificates evidencing outstanding Company Common Stock will also constitute the transfer of the Rights associated with the Company Common Stock evidenced by such certificates.

     The Rights are not exercisable until the Distribution Date and will expire at the close of business on July 23, 2008 unless the Rights are earlier redeemed or exchanged by the Company.

    As soon as practicable after the Distribution Date, separate Certificates evidencing the Rights ("RIGHTS CERTIFICATES") will be mailed to holders of record of Company Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights.

    In the event (a "FLIP-IN EVENT") that (i) a person becomes an Acquiring Person (other than pursuant to a Flip-Over Event (as defined below)), (ii) a majority of the Continuing Directors of the Company declares a person to be an Adverse Person, (iii) the Company is the surviving corporation in a merger with an Acquiring Person and shares of Company Common Stock shall remain outstanding, (iv) an Acquiring Person or an Adverse Person engages in one or more "self-dealing" transactions specified in the Rights Agreement, or (v) during such time as there is an Acquiring Person or an Adverse Person, an event occurs which results in such Acquiring Person's or Adverse Person's ownership interest being increased by more than 1% (e.g., by means of a reverse stock split or recapitalization), THEN, in each such case, each holder of a Right will thereafter have the right to receive, upon exercise, Units (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the exercise price of the Right. The exercise price is the Purchase Price multiplied by the number of Units issuable upon exercise of a Right prior to the Flip-In Event. Notwithstanding the foregoing, following the occurrence of any Flip-In Event all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person or Adverse Person (or by certain related parties) will be null and void.

    In the event (a "FLIP-OVER EVENT") that, at any time following the Stock Acquisition Date or at a time when Continuing Directors constitute less than a majority of the Company's Board of Directors, (i) the Company is acquired in a merger or other business combination transaction and the Company is not the surviving corporation, (ii) any person consolidates or merges with the Company and all or part of the Company Common Stock is converted or exchanged for securities, cash or property of any other Person, or (iii) 50% or more of the Company's assets or earning power is sold or transferred, then, in each such case, each holder of a Right (except Rights which previously have been voided as described above) shall thereafter have the right to receive, upon exercise, common stock of the Acquiring Person or Adverse Person having a value equal to two times the exercise price of the Right.

    The Purchase Price payable, and the number of Units issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Company Common Stock, (ii) if holders of the Company Common Stock are granted certain rights or warrants to subscribe for Company Common Stock or convertible securities at less than the current market price of the Company Common Stock, or (iii) upon the distribution to the holders of the Company Common Stock of evidences of indebtedness, cash or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

    With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. The Company is not required to issue fractional Units. In lieu thereof, an adjustment in cash may be made based on the market price of the Company Common Stock prior to the date of exercise.

    At any time prior to the Distribution Date, a majority of the Continuing Directors of the Company may redeem the Rights in whole, but not in part, at a price of $.0025 per Right (the "REDEMPTION PRICE"), subject to adjustment in certain events, payable, at the election of such majority of the Continuing Directors, in cash, shares of Company Common Stock or such other form of consideration as the Continuing Directors may determine. Immediately upon effectiveness of the action of a majority of Continuing Directors ordering the redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

    At any time prior to the Distribution Date, the Company may exchange the Rights (other than Rights owned by an Acquiring Person or an Adverse Person, or an affiliate or an associate of an Acquiring Person or an Adverse Person, which will have become void), in whole or in part, for shares of Company Common Stock at an exchange ratio determined as provided in the Rights Agreement.

    Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. Following exercise, the holder's rights will be determined by the type of consideration received upon the exercise. Although the distribution of the Rights should not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Units (or other consideration) or are exchanged as provided in the preceding paragraph.

    The provisions of the Rights Agreement may be amended without the approval of the holders of Company Common Stock at any time prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended in order to cure any ambiguity, defect or inconsistency, to make changes which do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person or Adverse Person), or to shorten or lengthen any time period under the Rights Agreement; PROVIDED, HOWEVER, that no amendment to adjust the time period governing redemption may be made after the Rights are no longer redeemable.

    The rights of holders of the Preferred Stock to dividends, liquidation and voting, and in the event of mergers and consolidations, are protected by customary antidilution provisions.

    The Rights may have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company on terms not approved by a majority of the Continuing Directors of the Company, unless the offer is conditioned on a substantial number of Rights being acquired. However, the Rights should not interfere with any merger or other business combination approved by a majority of the Continuing Directors because the Rights may be redeemed by the Company at $.0025 per Right at any time on or prior to the tenth business day following the Stock Acquisition Date (subject to extension by a majority of the Continuing Directors); PROVIDED, HOWEVER, that the rights will cease to be redeemable if any person or group acquires beneficial ownership of 40% or more of the outstanding Company Common Stock. Thus, the Rights are intended to encourage persons who may seek to acquire control of the Company to initiate such an acquisition through negotiations with the Board of Directors. However, the effect of the Rights may be to discourage a third party from making a partial tender offer or otherwise attempting to obtain a substantial equity position in the equity securities of, or seeking to obtain control of, the Company. To the extent any potential acquirors are deterred by the Rights, the Rights may have the effect of preserving incumbent management in office.

    A copy of the Rights Agreement between the Company and the Rights Agent specifying the terms of the Rights, which includes as Exhibit A the form of Rights Certificate, is attached as
Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Rights does not purport to be complete and is qualified in its entirety by reference to the full text of the Rights Agreement.

BY-LAWS AMENDMENTS

    On July 23, 1998, the Board of Directors of the Company authorized several amendments to the Company's By-Laws. The amendments are effective immediately upon adoption. The text of the amendments is attached as Exhibit 7.3 and is incorporated herein by reference. The summary of the amendments set forth below does not purport to be complete and is qualified in its entirety by reference to the full text of the amendments.

    The By-Law amendments are intended to regulate the process by which stockholder of the Company exercise their rights to call special meetings of stockholder and to bring matters before annual meetings of stockholders. The provisions added by amendment generally require stockholders to furnish information, and to provide notice sufficiently in advance of the meeting, in order to permit the Board of Directors to evaluate the proposals and make appropriate recommendations. The amendments also prohibit the calling of special meetings more than once per year for substantially similar purposes.

    While the amendments are intended to facilitate efficient functioning of corporate governance, they may have the effect of impeding or delaying attempts by third parties to acquire control of the Company and could discourage such attempts.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS.

    Exhibit 7.1 Rights Agreement, dated as of July 23, 1998, by and between Duke Realty Investments, Inc. and American Stock Transfer and Trust Company, as Rights Agent (including the form of Rights Certificate as Exhibit A).

    Exhibit 7.2    Press Release issued by Duke Realty
                   Investments, Inc. on July 23, 1998
                   announcing the adoption of the Rights
                   Agreement.

    Exhibit 7.3 Text of By-Law amendments adopted by the Board of Directors of Duke Realty Investments, Inc.
                   on July 23, 1998.

                           SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


July 31, 1998


                             DUKE REALTY INVESTMENTS, INC.


                              By: /s/ Dennis D. Oklak
                                  --------------------
                                   Dennis D. Oklak
                                   Executive Vice President
                                   Chief Administrative Officer
                                   and Treasurer




                          EXHIBIT INDEX

    EXHIBIT NO.     DESCRIPTION
    -----------     -----------
    Exhibit 7.1 Rights Agreement, dated as of July 23, 1998, by and between Duke Realty Investments, Inc. and American Stock Transfer and Trust Company, as Rights Agent (including the form of Rights Certificate as Exhibit A).

    Exhibit 7.2    Press Release issued by Duke Realty
                   Investments, Inc. on July 23, 1998
                   announcing the adoption of the Rights
                   Agreement.

    Exhibit 7.3 Text of By-Law amendments adopted by the Board of Directors of Duke Realty Investments, Inc.
                   on July 23, 1998.